UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director
On November 9, 2016, BorgWarner Inc. (the "Company") appointed Michael S. Hanley to its board of directors and as a member of the Audit Committee of the board. There are no transactions and no proposed transactions between Mr. Hanley (or any member of his immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Mr. Hanley and any other person or entity pursuant to which Mr. Hanley was appointed as a director of the Company. In connection with the appointment of Mr. Hanley, there were no compensatory or other arrangements made with Mr. Hanley, though he will be entitled to the same directors' fees as other non-employee directors of the Company.

Appointment of Principal Accounting Officer
Effective December 1, 2016, Anthony Hensel, age 57, will assume the role of Vice President and Controller. Mr. Hensel has served as the Vice President of Internal Audit since 2009. Prior to that time, Mr. Hensel served as Vice President and Treasurer and Vice President, Mergers and Acquisitions. Mr. Hensel has a Bachelor of Accountancy from Northern Illinois University and is a Certified Public Accountant.
There are no transactions and no proposed transactions between Mr. Hensel (or any member of his immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Mr. Hensel and any other person or entity pursuant to which Mr. Hensel was selected as an officer of the Company. Customary increases to base pay, target bonus opportunity and long term equity grant opportunity accompanied the position change.

Item 7.01 Regulation FD Disclosure

On November 9, 2016, the Company's board of directors declared a quarterly cash dividend of $0.14 per share of common stock. The dividend is payable on December 15, 2016 to stockholders of record on December 1, 2016.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number            Description

99.1                Press release dated November 9, 2016
99.2                Press release dated November 9, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: November 9, 2016	By:	/s/ John J. Gasparovic
	Name:	John J. Gasparovic
	Its:	Secretary

EXHIBIT INDEX

Exhibit Number            Description

99.1                Press release dated November 9, 2016
99.2                Press release dated November 9, 2016